Exhibit 10.9

AMENDED AND RESTATED GUARANTY

This amended and restated guaranty agreement (“Guaranty”) is made and executed as of November     , 2004, by IOWA TELECOM TECHNOLOGIES, LLC, an Iowa limited liability company (hereinafter called the “Guarantor”) in favor of RURAL TELEPHONE FINANCE COOPERATIVE a South Dakota cooperative association, as administrative agent under the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided for in the Credit Agreement referred to below.

WHEREAS, IOWA TELECOMMUNICATIONS SERVICES, INC., an Iowa corporation (hereinafter called the “Borrower”), the Administrative Agent and the lenders referred to therein, are parties to the Credit Agreement dated as of June 30, 2000 (as heretofore modified and supplemented and in effect on the date hereof, the “Existing Credit Agreement”) pursuant to which such lenders have made loans and extended other credit to the Borrower that remain outstanding on the date hereof. In connection with a proposed recapitalization of the Borrower, the Borrower, said lenders and certain other banks and financial institutions and Rural Telephone Finance Cooperative, as Administrative Agent, are amending and restating in its entirety the Existing Credit Agreement pursuant to an Amended and Restated Credit Agreement dated as of the date hereof (as increased, modified and supplemented and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Borrower in an original principal amount of up to $577,777,777, subject to increase as provided therein to $702,777,777. Pursuant to the Existing Credit Agreement, the Guarantor and the Administrative Agent executed and delivered a Guaranty Agreement dated as of October 28, 2004 (as heretofore modified and supplemented and in effect on the date hereof, the “Existing Guaranty”), pursuant to which the Guarantor guaranteed the payment of all obligations, indebtedness or liabilities of the Borrower under the Existing Credit Agreement. In connection with the execution and delivery of the Credit Agreement, the parties hereto have agreed to modify the Existing Guaranty in certain respects and, as so modified, to amend and restate the Existing Guaranty in its entirety as provided herein; and

WHEREAS, this Guaranty is executed and delivered to the Administrative Agent by the Guarantor in satisfaction of a material condition precedent to such extension of credit by the Lenders, as required by the Credit Agreement.

NOW, THEREFORE, in consideration of the Loan by the Lenders to the Borrower and the benefits derived by the Guarantor therefrom, it is agreed as follows:

1. Guarantee. The Guarantor hereby absolutely and unconditionally guarantees to each Secured Party (used herein as defined in the Security Agreement) and the Administrative Agent the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of any and all Obligations (used herein as defined in the Security Agreement) to each Secured Party,

Intercompany Subordination Agreement

provided that, notwithstanding any other provision of this Guaranty, the liability of the Guarantor hereunder shall be limited to the outstanding principal amount due from the Borrower to the Secured Parties, and all accrued interest thereon (including interest accruing after the filing of any bankruptcy petition by or against the Borrower). The obligation of the Guarantor hereunder is an absolute and unconditional guaranty of payment which will not terminate until either (a) the Borrower shall have paid in full all amounts owing to the Administrative Agent and each Secured Party under the Loan Documents; (b) the Guarantor shall have paid all amounts due hereunder, or (c) each Secured Party shall have provided its written consent thereto.

2. Costs and Expenses. The Guarantor further agrees to pay the Administrative Agent and each Secured Party any and all costs, expenses and reasonable attorneys’ fees paid or incurred by the Administrative Agent and each Secured Party in collecting or endeavoring to collect the Obligations of the Borrower until the termination of the liability of the Guarantor hereunder as provided herein, and all costs, expenses and reasonable attorneys’ fees paid or incurred by the Administrative Agent and each Secured Party in or in enforcing or endeavoring to enforce this Guaranty.

3. Proceedings Directly Against Guarantor. The Administrative Agent may, at the Administrative Agent’s option, proceed to enforce this Guaranty directly against the Guarantor without first proceeding against the Borrower, any co-guarantor, or any other person liable for payment or performance under the Loan Documents and without first proceeding against or exhausting any collateral now or hereafter held by the Collateral Agent (used herein as defined in the Security Agreement) or the Secured Parties to secure payment or performance under the Loan Documents.

4. Certain Waivers. The Guarantor waives to the fullest extent permitted by applicable law, diligence, presentment, protest, notice of dishonor, demand for payment, notice of nonpayment or nonperformance, notice of the incurrence of Obligations by the Borrower, notice of acceptance of this Guaranty and all other notices of any nature in connection with the exercise of the Administrative Agent’s and the Secured Parties’ rights under the Loan Documents or this Guaranty. Performance by the Guarantor hereunder will not entitle the Guarantor to any payment by the Borrower under any claim for contribution, indemnification, subrogation or otherwise, until such time as the Borrower shall have paid in full all amounts owing to the Administrative Agent and each Secured Party and performed all of the Borrower’s obligations under the Loan Documents. The Guarantor waives the right to require suit against the Borrower or any other party before enforcing this Guaranty, and all rights to setoffs and counterclaims against the Administrative Agent and each Secured Party and agrees that any rights which the Guarantor might now or hereafter hold against the Borrower and any co-guarantors will be subordinate, junior and inferior to all rights which the Administrative Agent or any Secured Party might now or hereafter hold against the Borrower and any co-guarantors.

5. Obligations Unconditional. The obligations of the Guarantor under Section 1 are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Borrower under the Credit Agreement or the Notes or any other agreement or instrument referred to therein, or any substitution, release or

Intercompany Subordination Agreement

exchange of any other guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 5 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantor hereunder, which shall remain absolute and unconditional as described above:

(i) at any time or from time to time, without notice to the Guarantor, the time for any performance of or compliance with any of the Obligations shall be extended, or such performance or compliance shall be waived;

(ii) any of the acts mentioned in any of the provisions of the Credit Agreement or the Notes or any other agreement or instrument referred to herein shall be done or omitted;

(iii) the maturity of any of the Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right under the Credit Agreement or the Notes or any other agreement or instrument referred to therein shall be waived or any other guarantee of any of the Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

(iv) any lien or security interest granted to, or in favor of, the Collateral Agent or any Secured Party as security for any of the Obligations shall fail to be perfected.

6. Remedies Cumulative. Nothing herein contained shall limit the Administrative Agent or any Secured Party in exercising any rights held under any one or more of the Loan Documents. In the event of any default under the Loan Documents or this Guaranty, the Administrative Agent will be entitled to selectively and successively enforce any one or more of the rights held by the Administrative Agent and the Secured Parties and such action will not be deemed a waiver of any other rights held by the Administrative Agent or any Secured Party. All of the remedies of the Administrative Agent and each Secured Party under this Guaranty and the Loan Documents are cumulative and not alternative. If the Administrative Agent elects to foreclose any lien created by the Loan Documents, the Administrative Agent and each Secured Party is authorized to purchase for its own account all or any part of the collateral covered by such lien at public or private sale and to credit the amount recovered first against any portion of the Loan for which the Guarantor is or may not be liable with any balance remaining to be applied in reduction of the liability of the Guarantor hereunder.

Intercompany Subordination Agreement

7. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

(a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) EACH OF THE GUARANTOR AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, FEDERAL COURT. EACH OF THE GUARANTOR AND THE ADMINISTRATIVE AGENT HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH OF THE GUARANTOR AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE GUARANTOR AND THE ADMINISTRATIVE AGENT HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT;

(c) EACH OF THE GUARANTOR AND THE ADMINISTRATIVE AGENT HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

(d) EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Intercompany Subordination Agreement

8. Reinstatement. The obligations of the Guarantor under this Guaranty shall, to the fullest extent of applicable law, be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Subsidiary Guarantor absolutely and unconditionally agree that they will pay the Administrative Agent, each Lender and each LC Issuer on demand for all reasonable out-of-pocket costs and expenses (including, without limitation, fees of counsel) incurred by the Administrative Agent, such Lender or such LC Issuer in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

9. Rights of Contribution. The Guarantor hereby agrees, as between itself and each other Subsidiary party to a Subsidiary Guarantee Agreement (collectively, the “Subsidiary Guarantors”), that if any Subsidiary Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Subsidiary Guarantor of any Obligations, each other Subsidiary Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to such Subsidiary Guarantor’s Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Obligations. The payment obligation of a Subsidiary Guarantor to any Excess Funding Guarantor under this Section 9 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Subsidiary Guarantor under the other provisions of this Guaranty and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations.

For purposes of this Section 9, (i) “Excess Funding Guarantor” means, in respect of any Obligations, a Subsidiary Guarantor that has paid an amount in excess of its Pro Rata Share of such Obligations, (ii) “Excess Payment” means, in respect of any Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Obligations and (iii) “Pro Rata Share” means, for any Subsidiary Guarantor, the ratio (expressed as a percentage) of (x) the amount by which the aggregate present fair saleable value of all properties of such Subsidiary Guarantor (excluding any shares of stock of any other Subsidiary Guarantor) exceeds the amount of all the debts and liabilities of such Subsidiary Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Subsidiary Guarantor hereunder and any obligations of any other Subsidiary Guarantor that have been Guaranteed by such Subsidiary Guarantor) to (y) the amount by which the aggregate fair saleable value of all properties of all of the Subsidiary Guarantors exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Borrower and the Subsidiary Guarantors hereunder and under the other Loan Documents) of all of the Subsidiary Guarantors, determined (A) with respect to any Subsidiary Guarantor on the Closing Date, as of the Closing Date, and (B) with respect to any other Subsidiary Guarantor, as of the date such Subsidiary Guarantor becomes a Subsidiary Guarantor.

Intercompany Subordination Agreement

10. General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the Guarantor under Section 1 would otherwise, taking into account the provisions of Section 9, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 1, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Secured Party, the Administrative Agent or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

11. Obligations Several. If any provision of this Guaranty is held to be invalid, illegal or unenforceable in any respect or application for any reason, such invalidity, illegality or unenforceability will not affect any other provisions herein contained and such other provisions will remain in full force and effect. This Guaranty will be binding on the Guarantor and all heirs, personal representatives, successors and assigns of the Guarantor and will inure to the benefit of the Administrative Agent and each Secured Party and all successors and assigns of the Administrative Agent and each Secured Party. The Guarantor consents to the assignment of all or any portion of the rights of each Secured Party hereunder in connection with any assignment of the rights of each Secured Party under the Loan Documents without notice to the Guarantor. If this Guaranty is executed by more than one person, each term herein contained will be jointly and severally binding on each such person.

Intercompany Subordination Agreement

IN WITNESS WHEREOF the Guarantor has executed and delivered to the Administrative Agent this Guaranty as of the day and year first above written.

IOWA TELECOM TECHNOLOGIES, LLC

By: _____________________________________

Title: _____________________________________

(SEAL)

Attest: _____________________________________
Secretary

Guarantor’s Address:
115 S. 2nd Avenue West
Newton, Iowa 50208
Telecopy:_____________________

Intercompany Subordination Agreement